UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 7, 2005

Commercial Vehicle Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50890	41-1990662
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6530 West Campus Way, New Albany, Ohio		43054
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-289-5360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported, on February 7, 2005, Commercial Vehicle Group, Inc. completed the acquisition of substantially all of the assets and liabilities related to Mayflower Vehicle Systems' North American Commercial Vehicle Operations ("Mayflower").

On February 7, 2005, Commercial Vehicle Group, Inc. filed a current report on Form 8-K disclosing the completion of the acquisition but omitted the financial statements of the business acquired (required by Item 9(a) of Form 8-K) and the pro forma financial information (required by Item 9(b) of Form 8-K) as it was permitted to do pursuant to Item 9(a)(4) and Item 9(b)(2) of Form 8-K because the audited financial statements of Mayflower were not available at the time of the acquisition.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of Mayflower Vehicle Systems Truck Group as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002 and the reports of Deloitte & Touche LLP and PricewaterhouseCoopers LLP, the independent registered public accounting firms relating to such financial statements are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of Commercial Vehicle Group, Inc. are attached as Exhibit 99.3, and are not necessarily indicative of the results that actually would have been attained if the acquisition had been in effect on the dates indicated or that may be attained in the future. Such statements should be read in conjunction with the financial statements of Commercial Vehicle Group, Inc. and Mayflower.

(c) Exhibits.

2.1 Agreement of Purchase and Sale, dated February 7, 2005, by and among, CVG Acquisition LLC, Mayflower Vehicle Systems, Inc., Mayflower Vehicle Systems Michigan, Inc., Wayne Stamping and Assembly LLC and Wayne-Orville Investments LLC (incorporated by reference to Commercial Vehicle Group, Inc.'s annual report on Form 10-K (file No. 000-50890), filed on March 15, 2005).

99.1 Acquisition press release dated February 7, 2005 (previously filed).

99.2 Consolidated financial statements of Mayflower Vehicle Systems Truck Group as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002.

99.3 Pro forma consolidated balance sheet as of December 31, 2004 and pro forma consolidated statements of operations for the year ended December 31, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial Vehicle Group, Inc.

April 19, 2005	By:	/s/ Chad M. Utrup

Name: Chad M. Utrup
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.2	Consolidated financial statements of Mayflower Vehicle Systems Truck Group as of December 31, 2004 and 2003 and for the years ended December 31, 2004, 2003 and 2002
99.3	Pro forma consolidated balance sheet as of December 31, 2004 and pro forma consolidated statements of operations for the year ended December 31, 2004